UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 31, 2013

NOVAVAX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9920 Belward Campus Drive

Rockville, Maryland 20850

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (240) 268-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On July 31, 2013, Novavax, Inc. (the “Company”) announced that, pursuant to its public tender offer to acquire all outstanding shares and warrants of Sweden-based Isconova AB (“Isconova”) directly from such holders and a private offer for all outstanding stock options, it had acquired: 97.4% of the outstanding Isconova shares for approximately 15.1 million shares of the Company’s Common Stock; 100% of the outstanding 2005-I warrants and 2005-II warrants for approximately SEK 140,285 (or approximately $21,000 based on the current exchange rate); and 100% of the stock options, for which it will issue 218,120 shares of the Company’s Common Stock. The acceptance period for the public tender offer and private offer expired at 6:00 pm, New York City time, on July 30, 2013. Given that all terms of the public tender offer have been fulfilled, the Company has declared the offer unconditional and has accepted for payment all shares and warrants validly tendered and not properly withdrawn, and settlement will be made promptly. The Company has extended the tender acceptance period until August 20, 2013 in order to give shareholders additional time to accept the public tender offer. The Company also intends to initiate compulsory acquisition proceedings under Swedish law regarding the Isconova shares not tendered in the public tender offer.

Isconova has focused its recent efforts on the development of saponin-based, immune-modulating adjuvants that work with different types of vaccine antigens to enhance the immunogenic effect of the antigen. A number of vaccines are under development by various vaccine companies, as well as by Isconova, using Isconova’s third generation nanoparticle adjuvant, Matrix-M™. The Company believes that Isconova’s adjuvants will be powerful complements to its recombinant vaccine programs as three of its clinical-stage programs and many of its pre-clinical programs are currently testing adjuvants to see whether immune responses can be enhanced.

A copy of the Company’s press release announcing its acceptance of the shares and warrants tendered during the acceptance period is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated financial statements of Isconova as of and for the three months ended March 31, 2013 and 2012 and the consolidated financial statements of Isconova as of and for the year ended December 31, 2012 and 2011 and the consolidated financial statements of Isconova as of January 1, 2011 are incorporated by reference to the Company’s final prospectus filed on July 9, 2013 under the Registration Statement on Form S-4 (Registration No. 333-189371).

(b)	Pro Forma Financial Information.

The pro forma condensed combined financial statements of the Company and Isconova as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, giving effect to the combination, are incorporated by reference to the Company’s final prospectus filed on July 9, 2013 under the Registration Statement on Form S-4 (Registration No. 333-189371).

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.
99.1	Press Release of Novavax, Inc. dated July 31, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III, J.D.
Name: Title:	John A. Herrmann III, J.D. Vice President, General Counsel & Corporate Secretary

Date: August 2, 2013

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.1	Press Release of Novavax, Inc. dated July 31, 2013.

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